Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 21, 2017

Fund Name Change

Vanguard Telecommunication Services Index Fund has changed its name to Vanguard Communication Services Index Fund.

Effective immediately, all references to Vanguard Telecommunication Services Index Fund are replaced with Vanguard Communication Services Index Fund.

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